BlueLinx Quarterly Review Third Quarter 2015

2 Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which we distribute; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended January 3, 2015, and in our other periodic reports filed with the SEC, including the update to the Risk Factors described in Item 1A in the 10-Q for the quarter ended October 3, 2015. In addition, the statements in this presentation are made as of November 12, 2015. We undertake no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to November 12, 2015. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. BlueLinx Holdings Inc.

3 Mitch Lewis Chief Executive Officer

4 Executive Summary – Third Quarter 2015 • Net income $0.6 million, up $1.4 million from prior year • Net operating income $8.5 million, up $2.4 million from prior year • Adjusted EBITDA of $10.5 million • Revenue of $517.8 million • Selling, general and administrative expenses down $6.2 million, or 11.1%, from third quarter 2014

5 Quarterly Revenues (1) Excludes Service Revenue and accounting adjustments.

6 Key Emphasis • Sales excellence • Focus on opportunities in the local markets ◦ Structural alignment ◦ Industrial opportunities • Inventory management and planning improvements • Supplier engagement to create mutual success • Continue margin enhancement activities Key Emphasis for BlueLinx

7 Susan O’Farrell Chief Financial Officer and Treasurer

8 2015 2014 2015 2014 in millions Q3 Q3 YTD YTD Net sales $ 517.8 $ 549.8 $ 1,488.4 $ 1,525.3 Gross profit $ 60.8 $ 64.6 $ 171.0 $ 179.3 Gross margin (1) 11.75% 11.75% 11.49% 11.75 % Revenue and Gross Margin • Sales ◦ Both sales and unit volumes were up in structural siding, specialty lumber, and specialty plywood ◦ Down $32.0 million, or 5.8%, compared to Q3 2014 ▪ Impacted by structural pricing decreases of $24.0 million • Gross margin flat at 11.75% compared to Q3 2014 ◦ Gross margin for specialty products up 24 basis points (1) Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations.

9 2015 2014 2015 2014 Q3 Q3 YTD YTD Selling, general, and administrative $ 49.9 $ 56.1 $ 150.6 $ 163.3 Gains from sales of property — — — (5.3) Depreciation and amortization 2.4 2.4 7.2 7.2 Total operating expenses $ 52.3 $ 58.5 $ 157.8 $ 165.2 Operating Expenses Selling, General & Administrative expenses down by $6.2 million(1), or 11.1% due primarily to •Lower restructuring costs •Lower sales-related costs •Lower fuel costs (1) Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations.

10 Debt Structure • Asset Based Revolving Credit Facilities • U.S. revolving credit facility $447.5 million matures April 2017 • FILO • Tranche A loan of $20.0 million final maturity of June 2016 • Mortgage • Assessing opportunities to unlock the value of our mortgage • Weighing timing with pre-payment penalty of approximately $1.0 million per month through December 2015 • Property valuation at approximately $320 million in 2006 • $168.8 million principal remaining ◦ $5.9 million cash trap also available to pay principal

11 Cash Flows Year-to-Date Operating Cash Usage Improved $25.2 million(1) $53.4 $28.3 • Period end working capital (A/R plus inventory less A/P & bank overdrafts) was down $23.2 million versus end of third quarter 2014 • TTM Cash Cycle at 65 days (1) Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations.

12 TOPIC PAGE Statements of Operations 13 Adjusted EBITDA 14 Gross Profit and Margin 15 Appendix

13 Statements of Operations $ in millions except per share amounts 2015 2014 2015 2014 Q3 Q3 YTD YTD Net sales $ 517.8 $ 549.8 $ 1,488.4 $ 1,525.3 Cost of sales 457.0 485.3 1,317.4 1,346.0 Gross profit 60.8 64.6 171.0 179.3 Gross margin % 11.75% 11.75% 11.49% 11.75 % Operating expenses: Selling, general, and administrative 49.9 56.1 150.6 163.3 Gains from sales of property — — — (5.3) Depreciation and amortization 2.4 2.4 7.2 7.2 Total operating expenses 52.3 58.5 157.8 165.2 Net operating income (1) 8.5 6.0 13.2 14.1 Non-operating (income) expenses: Interest expense 7.1 6.8 20.4 20.1 Other (income) expense, net 0.3 0.2 0.7 0.3 Income (loss) before provision for (benefit from) income taxes 1.1 (0.9) (7.8) (6.3) Provision for (benefit from) income taxes 0.5 (0.1) (2.3) (0.1) Net income (loss) $ 0.6 $ (0.9) $ (5.5) $ (6.2) Basic and diluted net income (loss) per share applicable to common stock $ 0.01 $ (0.01) $ (0.06) $ (0.07) (1) Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations.

14 Adjusted EBITDA $ in millions 2015 2014 2015 2014 Q3 Q3 YTD YTD Net income (loss) $ 0.6 $ (0.9) $ (5.5) $ (6.2) Adjustments: Depreciation and amortization 2.4 2.4 7.2 7.2 Interest expense 7.1 6.8 20.4 20.1 Provision for (benefit from) income taxes 0.5 (0.1) (2.3) (0.1) Gain from the sale of properties — — — (5.3) Share-based compensation expense, excluding restructuring 0.4 0.4 1.5 1.8 Restructuring, severance, debt fees, and other (0.5) 2.4 (0.6) 5.2 Adjusted EBITDA(1) $ 10.5 $ 11.1 $ 20.7 $ 22.7 (1) Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations.

15 Gross Profit and Margin Gross Profit and Margin (in millions) 2015 2014 2015 2014 Q3 Q3 YTD YTD Structural products $ 17.1 $ 20.8 $ 47.3 $ 54.2 Specialty products 43.0 43.0 121.0 120.9 Other (1) 0.7 0.8 2.7 4.2 Total gross profit $ 60.8 $ 64.6 $ 171.0 $ 179.3 Gross Margin % Structural products 8.33% 8.95% 7.89% 8.50 % Specialty products 13.49% 13.25% 13.36% 13.37 % Total gross margin % 11.75% 11.75% 11.49% 11.75% (1) "Other" includes unallocated allowances and discounts.

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